UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ANTs software inc.
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January 28, 2010

To the Shareholders of ANTs software inc.:

You are cordially invited to the 2009 Annual Meeting of Shareholders, which will be held on March 17, 2010, at 1:00 p.m. Pacific Time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010, (650) 344-5500.

This Proxy Statement contains information about our Company and the four proposals to be voted upon by shareholders at the meeting. Please give this information your careful attention.

We are pleased to be using the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. On or about February 1, 2010, we will mail our shareholders a Notice containing instructions on how to access our 2010 proxy statement, form of proxy card, annual report for the fiscal year ended December 31, 2008 on Form 10-K and Form 10-K/A and quarterly report for the quarter ended September 30, 2009 on Form 10-Q and how to vote online. As more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials. We believe that this process expedites shareholders’ receipt of proxy materials and reduces the environmental impact of our Annual Meeting.

In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card.  Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees.  If we do not have enough seating, first priority will be given to those individuals who have RSVPed in advance of the meeting.  Whether or not you plan to attend the meeting, you are urged to vote.  Your vote is very important to us, and we encourage you to read the proxy statement and vote your shares as soon as possible.  Voting instructions for voting by mail, telephone or Internet are included on the proxy card.

Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

I look forward to seeing you at the Annual Meeting.

Sincerely,

Joseph Kozak
Chairman and Chief Executive Officer

ANTs software inc.
71 Stevenson Street, Suite 400
San Francisco, CA 94105

Notice of Annual Meeting of Shareholders
March 17, 2010
1:00 p.m. Pacific Time

Dear Shareholder:

You are cordially invited to the 2009 Annual Meeting of Shareholders, which will be held on March 17, 2010, at 1:00 p.m. Pacific Time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010, for the following purposes:

1.	To elect three (3) Class 3 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weiser LLP, as the independent registered public accounting firm for the Company for the calendar year ended December 31, 2009;

3.	To approve the ANTs software inc. 2010 Stock Incentive Plan and the reservation of 10,000,000 shares of the Company’s Common Stock for issuance thereunder; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on January 21, 2010 are entitled to vote at the Annual Meeting or any adjournment or postponement of the meeting.

Your vote is very important, regardless of the number of shares you own.  Whether or not you expect to attend the meeting in person, we urge you to vote your shares via the Internet or by requesting a printed copy of the proxy materials and completing and returning by mail your proxy card you will receive in response to your request. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you want to, as your proxy is revocable at your option.

By Order of the Board of Directors

Joseph Kozak, President, Chief Executive Officer and
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 2010
The proxy statement, form of proxy card, annual report for the fiscal year ended December 31, 2008 on Form 10-K and 10-K/A and quarterly report for the quarter ended September 30, 2009 on Form 10-Q of ANTS software inc. are available at www.proxyvote.com

ANTs software inc.

PROXY STATEMENT
FOR
2009 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on March 17, 2010, at 1:00 p.m. Pacific Time (the “Annual Meeting”), or at any adjournment or postponement therefore.  The Annual Meeting will be held at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010.

We are providing access to our proxy materials (including this proxy statement, together with a notice of meeting, form of proxy card, the Company’s annual report on Form 10-K and Form 10-K/A and the Company’s most recent Form 10-Q for the quarter ended September 30, 2009) on the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”). Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders entitled to vote at the meeting. You may also request a printed copy of the proxy materials by mail. If you do so, these materials will also include the proxy card for the Annual Meeting. To request a printed copy of the proxy materials, please contact us via the Internet (www.proxyvote.com), telephone (800-579-1639) or by email (sendmaterial@proxyvote.com) on or before March 3, 2010. If requesting material by email, please send a blank email with the 12-digit Control Number (located on the Notice) in the subject line.

All shareholders will have the ability to access, beginning on or about February 2, 2010, the proxy materials on a website referred to in the Notice or to request to receive a printed copy of the proxy materials at no charge. If you request a printed copy of the proxy materials, we will mail them to you within three business days of your request, at no cost to you. The Notice includes instructions on how to access the electronic proxy materials, as well as instructions for requesting a printed copy. In addition, shareholders may permanently elect to receive future proxy materials in either electronic form by email or printed form by mail. If you make such an election, we will continue to send you the materials pursuant to your election, until you notify us otherwise.

Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2009 Annual Meeting of Shareholders, which will take pace on March 17, 2010, at 1:00 p.m. Pacific Time.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. We believe that Internet-delivery of our proxy materials allows us to provide our shareholders with the information they need while reducing the environmental impact of our Annual Meeting. Accordingly, we are sending the Notice to our shareholders and beneficial owners as of the record date. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.

What if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice, you hold shares in more than one name or shares in different accounts. To ensure that all of your shares are voted, you will need to vote separately on the Internet site by using the specific control number contained in each Notice that you receive or by promptly marking, signing, dating and returning your proxy card.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet.

What items will be voted on at the Annual Meeting?

There are four items that will be voted on at the Annual Meeting:

1.	To elect three (3) Class 3 directors to serve for three years and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weiser LLP, as the independent registered public accounting firm for the Company for the calendar year ended December 31, 2009;

3.	To approve the ANTs software inc. 2010 Stock Incentive Plan and the reservation of 10,000,000 shares of the Company’s Common Stock for issuance thereunder; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What is the Proxy for, who can vote and how do I vote?

This proxy statement informs you, the Shareholders of the Company, about items that will be voted on at the Annual Meeting.  The Statement also solicits proxies (a formal way of voting through legal representation) from those Shareholders who are unable to attend the Annual Meeting.  The proxy statement was prepared by the management of the Company for its Board of Directors.  The cost of soliciting proxies will be borne by the Company.

You may vote at the Annual Meeting if you were a shareholder of record of Common Stock or Series A Convertible Preferred Stock at the close of business on January 21, 2010.  On January 21, 2010, there were outstanding 101,466,077 shares of Common Stock and 9,428,387 shares of Series A Convertible Preferred Stock.  The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting.  Each Common share is entitled to one vote and each Series A Convertible Preferred share is entitled to two and eighty-six hundredths votes on each matter that is properly brought before the Annual Meeting.

A list of shareholders of record at the close of business on January 21, 2010 will be available at the Annual Meeting at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010, on the date of the Annual Meeting.

You may vote either in person at the Annual Meeting or by proxy.

At the Meeting.  Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares, giving you the right to vote the shares, and you bring the legal proxy to the Annual Meeting.

Proxy.  To vote by proxy, you must select one of the following options:

1.          Vote on the Internet :

●           Access www.proxyvote.com.

●           Have the Notice or proxy card in hand.

●           Follow the instructions provided on the site.

●           Submit the electronic proxy before the required deadline (11:59 p.m. Pacific Time on March 16, 2010).

●           If you are not the shareholder of record but hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

2.           Complete the proxy card:

●           Complete all of the required information on the proxy card.

●           Date and sign the proxy card.

●           Return the proxy card in the postage-paid envelope provided as soon as possible.

●           If you are not the shareholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

If you vote in a timely manner by the Internet, you do not have to return the proxy card for your vote to count. The Internet voting procedures appear in the Notice or proxy card. You may also log on to change your vote or to confirm that your vote has been properly recorded.

Can I change my vote or revoke my proxy?

Yes. Whether you vote by Internet or submit a proxy card with your voting instructions, you may revoke or change your vote by:

●      casting a new vote on the Internet,

●      submitting another written proxy with a later date,

●      sending a written notice of the change in your voting instructions to the Secretary of the Company if received the day before the Annual Meeting,

●      if you are a beneficial owner, by following the instructions sent to you by your broker, bank or other agent, or

●      revoking the grant of a previously submitted proxy and voting in person at the Annual Meeting. Please note that your attendance at the Annual Meeting itself will not revoke a proxy.

How will votes be counted?

The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common and Series A Preferred Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum, but are not considered entitled to vote on that particular matter.

The three Class 3 director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 3 directors of the Company for a term of three years.  The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon.  Abstentions will be treated as votes cast against the particular matter being voted upon.

YOUR VOTE IS IMPORTANT. BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED AS FOLLOWS IN CONNECTION WITH A CHANGE IN APPLICABLE RULES AS OF JANUARY 1, 2010: IF YOU DO NOT TIMELY PROVIDE INSTRUCTIONS TO YOUR BROKER, YOUR SHARES WILL NOT BE VOTED IN CONNECTION WITH THE ELECTION OF DIRECTORS.

On July 1, 2009, the Securities and Exchange Commission approved a change to New York Stock Exchange Rule 452 that eliminated the ability of brokers to exercise discretionary voting in uncontested director elections. The change, which is effective for shareholder meetings that are held on or after January 1, 2010, prohibits NYSE member organizations from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this change will apply to the Annual Meeting even though the Company is not listed on the New York Stock Exchange. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to the election of directors without instructions by the beneficial owner of the shares. THEREFORE, BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED THAT, IF THEY DO NOT TIMELY PROVIDE INSTRUCTIONS TO THEIR BROKER, THEIR SHARES WILL NOT BE VOTED IN CONNECTION WITH THE ELECTION OF DIRECTORS.

Can I attend the Annual Meeting?

Yes.  If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

How may I communicate with the Company’s Board of Directors?

You may send correspondence to the attention of the Chief Executive Officer of the Company, Mr. Joseph Kozak, at 71 Stevenson Street, Suite 400, San Francisco, California 94105.  Mr. Kozak will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

How may I submit a proposal to be considered at the next Annual Meeting of Shareholders?

Any eligible shareholder may submit one proposal to be included in the proxy materials for and considered at the next annual meeting of shareholders.  All proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934 which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.

To submit a proposal for consideration at the next annual meeting, the proposal must be submitted in writing to the Chief Executive Officer of the Company, Mr. Joseph Kozak, at 71 Stevenson Street, Suite 400, San Francisco, California 94105.  Mr. Kozak will submit your proposal to the Board of Directors or the appropriate committee or director, as applicable, to be included in the proxy materials.  The deadline for submitting proposals for the 2010 annual meeting shall be May 30, 2010.  The Company has the sole discretion to refuse to submit any untimely made shareholder proposals for consideration at the next annual meeting of shareholders.

ABOUT OUR BOARD AND ITS COMMITTEES

Our Board and its committees meet throughout the year and also hold special meetings and act by written consent from time to time as appropriate.

Our Board currently has seven directors divided into three classes.  Members of each class serve for a three-year term, with one class of directors being elected each year.  During fiscal 2008, our Board held eleven (11) meetings.  Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which he served during fiscal 2008.  The 2008 annual meeting was attended by directors Kozak, Holt, Gaulding, Kaplan, Jett, Kite and Ruotolo; director Campbell was absent.  [During fiscal 2009, our Board held ten (10) meetings.  Directors Kozak, Kaplan, Gaulding, Holt, Jett, Ruotolo and Kite attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees on which he served during fiscal 2009.  Director Campbell attended 60% of the meetings of the Board of Directors in fiscal 2009.]  Mr. Holt resigned as a director on November 23, 2009.

Our Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee (“CGNC”).  The CGNC makes recommendations to the Board concerning committee memberships, and the Board appoints the members and chairpersons of the committees.  Effective October 7, 2009, our Board created an Executive Committee.

The following table summarizes the three standing committees of the Company’s Board, the members of each committee and the number of meetings held by the committees during fiscal 2008:

Name	Audit	Compensation	CGNC
John Gaulding	Chair		Member
Thomas Holt	Member	Chair
Robert H. Kite	Member	Member	Chair
Joseph Kozak
Francis Ruotolo
Robert Jett
Ari Kaplan
Craig Campbell

Number of meetings held in Fiscal 2008	7	6	-

Mr. Holt resigned from the Audit Committee on August 17, 2009 and as a Director on November 23, 2009.

The following table summarizes the standing committees of the Board of Directors, their membership and the number of meetings held during 2009 prior to the resignation of Tom Holt on November 23, 2009:

Name	Audit	Compensation	CGNC	Executive (1)

John Gaulding	Chair		Member	Chair
Thomas Holt (2)	Member	Chair
Robert H. Kite	Member	Member	Chair	Member
Joseph Kozak
Francis Ruotolo				Member
Robert Jett
Ari Kaplan
Craig Campbell

Number of meetings held in fiscal 2009 prior to Tom Holt’s resignation	5	1	3	0

On October 7, 2009, the Board of Directors created an Executive Committee.  On November 23, 2009 in connection with Tom Holt’s retirement, Mr. Holt’s resignation from the Board of Directors was accepted and became effective.

On November 23, 2009 changes were made to the membership of directors on committees of the Board of Directors such that the following directors will serve on the following committees:

Name	Audit	Compensation	CGNC	Executive

John Gaulding	Chair		Member	Chair
Robert H. Kite		Chair
Joseph Kozak				Member
Francis Ruotolo			Member	Member
Robert Jett		Member	Chair	Member
Ari Kaplan	Member	Member
Craig Campbell	Member

Total number of meetings held in fiscal 2009	5	2	4	1

On January 27, 2010, Robert Jett replaced Ari Kaplan on the Audit Committee and Ari Kaplan stepped down from the Compensation Committee. The Audit Committee and the Compensation Committee had not met while Ari Kaplan was a member of these Committees. The following table summarizes the three standing committees of the Company’s Board of Directors as of January 27, 2010.

Name	Audit	Compensation	CGNC	Executive

John Gaulding	Chair		Member	Chair
Robert H. Kite		Chair
Joseph Kozak				Member
Francis Ruotolo			Member	Member
Robert Jett	Member	Member	Chair	Member
Ari Kaplan
Craig Campbell	Member

Total number of meetings held in fiscal 2009	5	2	4	1

Audit Committee.  The Audit Committee of the Board of Directors of ANTs, which is comprised solely of independent directors, fulfills a fiduciary role for the Board of Directors, as they represent the shareholders, by providing a direct supervisory link to the independent auditors.  The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions or take actions, separate from the Board of Directors.  In its role, the Audit Committee undertakes the following advisory, consultative and oversight to:

●      Select the independent registered public accounting firm to be employed or nominate the independent auditor for shareholder approval;

●      Consult with the independent auditor on their plan of audit for the Company;

●      Review with the independent auditor, their report of audit and their letter;

●      Consult with the independent auditor, on the adequacy of internal controls;

●      Ensure the integrity of the Company’s financial reporting;

●      Ensure that the Company’s systems of internal control over financial reporting and disclosure controls are designed and functioning properly; and

●      Ensure the Company’s compliance with legal and regulatory requirements.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board.  The reporting process is the responsibility of the Company’s management, which prepares these Company’s financial statements, while the independent auditors are responsible for auditing those financial statements.

The committee membership must meet the requirements of the Audit Committee policy of the NASDAQ Stock Market.  Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Officers or employees of the company do not serve on the committee.

The Audit Committee is composed of three non-employee independent directors selected by the Board, based upon their prior experience in Audit Committee matters, their experience in financial matters and their independence and objectivity.  John Gaulding, the Audit Committee chair, is both independent and a “financial expert” under Item 407(d)(5)(ii) of Regulation S-K.  All members of the Audit Committee are free of any relationship that would interfere with the exercise of independent judgment by them. During August 2009, Thomas Holt accepted payment for consulting services and stepped down from the Audit Committee.

The Audit Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements; its charter, which was amended and restated on October 13, 2006, is posted on our website at www.ants.com/investor.

Compensation Committee.  The Compensation Committee has overall responsibility for approving and evaluating our compensation plans, policies and programs applicable to executive officers.  Among other matters, the committee:

●      Sets and administers the policies governing the executive compensation policies, including compensation of the chief executive officer;

●     Administers the employee stock option and stock purchase plans; and

●      Reviews executive and leadership development policies, plans and practices.
The Compensation Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements, which was amended and restated effective January 10, 2007.  The Compensation Committee’s charter is posted on our website at www.ants.com/investor.

Corporate Governance and Nominating Committee (“CGNC”).  The purpose of the CGNC is to ensure that the Board is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards.  Among other matters, the CGNC:

●      Reviews and approves nominees for service on the Board;

●      Considers candidates recommended by shareholders; and

●      Adopts, reviews and implements corporate governance policies and procedures.
The CGNC operates under a written charter that complies with applicable SEC and NASDAQ requirements which was adopted October 13, 2006.  The CGNC has a charter that is publicly available on our website at www.ants.com/investor.

Executive Committee.  The purpose of the Executive Committee is to provide broad oversight to and facilitate discussions among the other Board committees and Company executives.  Among other matters, the Executive Committee:

●      Serves as an administrative committee of the Board to facilitate approval of corporate actions that do not require consideration by the full Board;

●      Acts on behalf of the Board of Directors in between meetings of the Board of Directors;

●      Assists in coordination of activity among the various standing committees of the Board; and

●      Serves as a sounding board for the Chairman of the Board and management in the overall management of the business and affairs of the Company.

The Executive Committee operates under a written charter that complies with applicable SEC and NASDAQ requirements and was adopted on October 7, 2009.

Independence

All of the directors of the Company, with the exception of Joseph Kozak. Francis Ruotolo, and Ari Kaplan are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules.  See Certain Relationships and Related Transactions, and Director Independence in this Proxy Statement for further information. Francis Ruotolo is a non-independent member of the CGNC as the Board of Directors feels it is in the best interests of the Company to have him actively involved in finding the best candidates for the Company to ensure its future growth.

Consideration of Director Nominees

In selecting director candidates, the CGNC identifies nominees by first evaluating the current members of the Board willing to continue in service.  If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, the CGNC evaluates candidates who have the desired skills and experience in light of the criteria outlined below.  The CGNC establishes a pool of potential director candidates based on recommendations from the Board, senior management and shareholders.

The CGNC then reviews the credentials of director candidates (including candidates recommended by shareholders), conducts interviews and makes formal nominations for the election of directors.  In making its nominations, the CGNC considers a variety of factors of potential candidates, including the integrity, experience or knowledge with businesses relevant to the Company’s current and future business plans, experience with businesses of similar size, all other relevant experience, background, independence, financial expertise, compatibility with existing Board members, and such other factors as the CGNC deems appropriate in the best interests of the Company and its shareholders.  Proposed nominees are all evaluated equally irrespective of who suggested such nominee as a director candidate.  The Company has not, to date, paid any third party fee to assist in this process.

The CGNC and the Board, acting on the CGNC’s recommendation, will consider proposed nominees whose names are submitted to the Company’s Secretary by shareholders.  Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting.  The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders.  The Company has not adopted a formal policy because, to date, it has not received any director nominees from shareholders.  The CGNC reviews periodically whether a formal policy concerning director candidates nominated by shareholders should be adopted.

Any shareholder who wishes to contact the Company’s Board or specific members of the Board may do so by sending their correspondence to the Chief Executive Officer of the Company, Mr. Joseph Kozak, at 71 Stevenson Street, Suite 400, San Francisco, California 94105.  Mr. Kozak will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

DIRECTOR COMPENSATION TABLE

Director Summary Compensation Table for Fiscal 2008

The following table summarizes the total compensation earned or paid by the Company to directors who were not executive officers as of December 31, 2008.

Name (1) (a)	Fees Earned or Paid in Cash ($) (2) (b)	Option Awards ($) (3) (d)	All Other Compensation ($) (g)		Total ($) (h)
Craig Campbell	19,500	17,708			37,208
John R. Gaulding (6)	44,000	68,812			112,812
Thomas Holt (7)	37,000	54,014			91,014
Robert T. Jett	21,500	44,938			66,438
Ari Kaplan	22,000	214,363	75,000	(4)	311,363
Robert H. Kite	38,500	26,896			65,396
Francis K. Ruotolo (5)	22,000	-			22,000
_______________________

Columns not included in the table are not reflected because there was no compensation to the Director Summary Compensation for the fiscal year ended December 31, 2008 for these items.

(1)
Joseph Kozak, the Company’s Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his service as a director.  Mr. Kozak’s compensation is shown in the Summary Compensation Table in the Executive Compensation section of this Proxy Statement.

(2)	Includes fees payable for service as a director, committee chair or committee member as described under Compensation of Directors following this table.

(3)
The amounts in this column represent the compensation cost of stock option awards and warrants (granted in 2008 and prior years) recognized during 2008, and have been calculated in accordance with US GAAP using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2008 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(4)	Includes $75,000 paid to Mr. Kaplan under a consulting agreement which commenced in April 2007 at $10,000 per month and ending on August 15, 2008.

(5)
Does not reflect Mr. Ruotolo’s compensation as part of his severance agreement as part of his separation agreement when he resigned as an employee, which is more fully described below under Executive Compensation Discussion and Analysis.

(6)	Mr. Gaulding was the Lead Director during 2008 and 2009.

(7)	Mr. Holt resigned as a Director on November 23, 2009.

Additional Information with Respect to Director Equity Awards

Name	Stock Awards Outstanding at Fiscal Year End (#) (1)	Option Awards Outstanding at Fiscal Year End (#) (2)	Stock Awards Granted During Fiscal 2008 (1) (#)	Option Awards Granted During Fiscal 2008 (#)	Grant Date Fair Value of Options ($) (3)
Craig Campbell	---	187,500	---	150,000	81,198
John R. Gaulding	---	279,375	---	---	---
Thomas Holt	---	316,875	---	---	---
Robert T. Jett	---	75,000	---	---	---
Ari Kaplan	---	230,625	---	---	---
Robert H. Kite	---	363,750	---	180,000	97,437
Francis K. Ruotolo (4)	---	751,875	---	---	---

(1)	The Company did not have any stock awards outstanding as of fiscal year end 2008.
(2)	Includes both vested and unvested options and warrants to purchase Common Stock of the Company.
(3)	Amounts in this column represent the fair value of stock options granted calculated in accordance with US GAAP.
(4)	Represents grants made while Mr. Ruotolo was an employee and Director of the company prior to his resignation effective June 30, 2007.

Annual Retainers

Effective for fiscal year 2008, the Company paid cash compensation to non-employee directors.  In addition to the fees indicated below, incremental fees are paid for meeting attendance and committee membership or chairmanship, as follows:

Position	Annual Amount
Non-employee - Board Chair	$25,000
Non-employee – Lead Director	$25,000
Non-employee Directors	$15,000
Meeting attendance - in person	$ 1,000
Meeting attendance – telephonic	$ 500
Audit Committee – Chair	$ 7,500
Audit Committee – Member	$ 3,000
Compensation Committee - Chair	$ 5,000
Compensation Committee - Member	$ 1,500
Corporate Governance and Nominating Committee - Chair	$ 5,000
Corporate Governance and Nominating Committee - Member	$ 1,500
Executive Committee – Chair	$ 1,500

Non-employee directors are granted stock options in recognition of their service.  Such directors are granted an option to purchase up to 150,000 shares of common stock, which vest monthly over their three-year board service term.  Non-employee directors who chair a committee are granted an additional 30,000 share option with the same vesting schedule.

Indemnification Agreements

We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible actions, lawsuits, judgments, legal and professionals’ fees, and costs which may be brought against them in the course of their service.  Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

MANAGEMENT AND DIRECTORS

The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors:

Name	Age	Position

Joseph Kozak	58	Chairman, President, Chief Executive Officer, Principal Financial Officer and Class 1 Director, term expires in 2010

Francis K. Ruotolo	72	Class 3 Director, term expires at the 2009 Annual Meeting to be held March 17, 2010.

John R. Gaulding	63	Lead Director and Class 3 Director, term expires at the 2009 Annual Meeting to be held March 17, 2010.

Robert H. Kite	55	Class 2 Director, term expires in 2011

Robert Jett	65	Class 3 Director, term expires at the 2009 Annual Meeting to be held March 17, 2010.

Ari Kaplan	39	Class 2 Director, term expires in 2011

Craig Campbell	53	Class 2 Director, term expires in 2011

Rick Cerwonka	57	Chief Operating Officer, President of Inventa Technologies Inc.

Joseph Kozak, Age 58
Chairman, President, Chief Executive Officer, and Principal Financial Officer

Joseph Kozak joined ANTs software inc. in June 2005 as President and was named Chief Executive Officer and appointed to the Board of Directors in August 2006.  Mr. Kozak brings 25 years of front-line leadership experience in sales, marketing and business development. Mr. Kozak joined ANTs from Oracle Corporation, where he was Vice President of Industry Sales. While with Oracle he defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. He also managed Oracle's acquisition of Retek, Inc. a $630 million purchase in the retail applications space. Prior to Oracle, Mr. Kozak was CEO of Lombardi Software a manufacturer of business process management solutions. He was also a partner with Ernst and Young, LLP, in the retail and consumer packaged goods division; Vice President of Sales for SAP America, where he was responsible for the retail distribution and consumer goods business units for the Americas; and Mr. Kozak held numerous management positions with AT&T and IBM.

Francis K. Ruotolo, Age 72
Director

Francis Ruotolo was an employee through June 30, 2007, was the Chairman of the Board of directors through September 30, 2007, and became a director of the Company effective January 2, 2001.  Mr. Ruotolo has served as Chairman of the Board, Chief Executive Officer and President.  Prior to joining ANTs, he was a member of the Company’s Board of Advisors.  Before joining the Company, Mr. Ruotolo was a director in the consulting practice of Deloitte & Touche.  Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included:  IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government.  Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York.  Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA.  Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.

John R. Gaulding, Age 63
Lead Director

John R. Gaulding joined the Company’s Board of Directors in January 2001.  Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and is chairman of the Nominating and Governance Committee of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is also chairman of the CGNC. Previously, Mr. Gaulding was Chairman and CEO of National Insurance Group, a publicly held company providing information and insurance to financial institutions.  He was also President and CEO of ADP Claims Services Group and President and CEO of Pacific Bell Yellow Pages, Inc. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

Robert H. Kite, Age 55
Director

Robert Kite joined the Company’s Board of directors in January 2005.  Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development.  Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen's Academy.  Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.

Robert Jett, Age 65
Director

Robert Jett joined ANTs software inc.’s Board of Directors in May 2007. He serves as general counsel for eDocs-Express, a company that provides consulting and documentation services to financial institutions. A member of the Oregon State Bar and the Multnomah Bar Association, Mr. Jett has extensive law experience, serving as legal counsel for the First National Bank of Oregon, Security Bank of Oregon, Evans Products Company, CFI ProServices, Inc., and other enterprises. Mr. Jett is best known as the architect and product manager of Laser Pro, the predominant loan documentation software system used by thousands of financial institutions across the country.

Ari Kaplan, Age 39
Director

Ari Kaplan joined ANTs software inc.’s Board of Directors in April 2007.  Mr. Kaplan was President of the Independent Oracle Users Group (IOUG) from 2005 to 2008. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming President in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice.  Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer at Expand Beyond, a mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, and the Department of Defense. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994.  Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992.

Craig Campbell, Age 53
Director

Craig Campbell joined ANTs software inc.’s Board of Directors in May 2007.  Mr. Campbell is the Chief Executive Officer of Campbell Capital Advisors, LLC, a financial services company located in Chicago, Illinois.  He has been a financial executive for over 25 years.  He has extensive experience as a general partner and advisor for investment and hedge funds and has served in leadership positions for numerous charitable foundations.

Rick Cerwonka, Age 57
Chief Operating Officer, President, Inventa Technologies

Rick Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009. Mr. Cerwonka joined Inventa Technologies in January 2000 as Vice President of Managed Services and was named President and Chief Executive Officer in December 2002. Before joining the Company, Mr. Cerwonka founded XTEND-Tech, Inc., which offered full-service applications management and support to Fortune 500 clients in finance, telecommunications, manufacturing, government and banking.  Prior to XTEND-Tech, Inc., Mr. Cerwonka was Vice President of the Enterprise Solutions Division for the Southern States Area for Sybase, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2008, information regarding ownership of the Company’s common stock by:

●
each person known by the Company, based on filings pursuant to Section 13(d) or (g) under the Exchange Act, to own beneficially more than 5% of the outstanding shares of our common stock as of December 31, 2008;

●	each nominee for director;
●	the persons named in the Summary Compensation Table; and
●	all directors and executive officers as a group.

Unless otherwise indicated, the address of each director and officer is: c/o ANTs software inc., 71 Stevenson Street, Suite 400, San Francisco, California 94105.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (a)	Percent of Class
Constantin Zdarsky (1) c/o Time Hanlon, Alley, Maass, Rogers & Lindsay, P.A. 340 Royal Poinciana Way, Ste. 321, Palm Beach, FL 33480	17,126,881	15.00%

Lyle P. Campbell (2) c/o Berry-Shino Securities, Inc. 15100 N. 78th Way, Suite #100 Scottsdale, AZ 85260	6,414,200	5.62%

Directors and Executive Officers
Joseph Kozak (3)	1,423,750	1.25%
Francis K. Ruotolo (4)	781,875	*
John R. Gaulding (5)	279,375	*
Thomas Holt (6)	316,875	*
Robert H. Kite (7)	593,750	*
Craig Campbell (8)	2,173,766	1.90%
Ari Kaplan (9)	109,791	*
Robert Jett (10)	64,095	*
Kenneth Routolo (11)	545,167	*
All directors and executive officers as a group (9 persons)	6,288,444	5.51%

* Less than one percent

a)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and derives from either voting or investment power with respect to securities. Shares of Common Stock issuable upon conversion of the promissory notes or shares of Common Stock issuable upon exercise of warrants and options currently exercisable, or exercisable within 60 days of December 31, 2008, are deemed to be beneficially owned for purposes hereof. There were 90,648,369 shares of common stock outstanding as of December 31, 2008. For purposes of computing the percentages under this table, 114,191,071 shares of common stock were treated as issued and outstanding as of December 31, 2008.

(1)
Includes 9,745,700 shares of Common Stock owned by Mr. Zdarsky, warrants to purchase up to 3,002,150 shares of Common Stock, and the right to acquire 4,379,031 shares of Common Stock pursuant to Convertible Promissory Notes.

(2)	Includes 3,914,200 shares of Common Stock owned by Mr. Campbell and the right to acquire 2,500,000 shares of Common Stock pursuant to Convertible Promissory Notes.

(3)
Includes 35,000 shares of Common Stock purchased on the open market and vested options to purchase up to 1,388,750 shares of Common Stock. 111,250 unvested options are excluded.  Effective March 31, 2008, Mr. Kozak had forfeited 250,000 options in exchange for a repricing of the remaining 750,000 options to an exercise price of $0.94 per share.

(4)
Includes 20,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 10,000 shares of Common Stock purchased on the open market, and vested options to purchase up to 751,875 shares of Common Stock.  Effective March 31, 2008 Mr. Ruotolo had forfeited 250,625 options in exchange for a repricing of some of his remaining 751,875 options to an exercise price of $0.94 per share.

(5)
Includes warrants to purchase up to 229,375 shares of Common Stock and vested options to purchase up to 50,000 shares of Common Stock.  Effective March 31, 2008, Mr. Gaulding forfeited 93,125 options and warrants in exchange for a repricing of the remaining 279,375 options to an exercise price of $0.94 per share.

(6)
Includes warrants to purchase up to 192,500 shares of Common Stock and vested options to purchase up to 124,375 shares of Common Stock. 15,938 unvested options are excluded. Effective March 31, 2008, Mr. Holt had forfeited 105,625 options and warrants in exchange for a repricing of the remaining 316,875 options to an exercise price of $0.94 per share.  Mr. Holt resigned as a Director on November 23, 2009.

(7)
Includes 250,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 125,000 shares of Common Stock purchased through the exercise of warrants, warrants to purchase up to 183,750 shares of Common Stock, and vested options to purchase up to 35,000 shares of Common Stock. 145,000 unvested options are excluded.  Effective March 31, 2008, Mr. Kite forfeited 61,250 options and warrants in exchange for a repricing of the remaining 183,750 options to an exercise price of $0.94 per share.

(8)
Includes 857,100 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, the right to acquire 1,250,000 shares of Common Stock pursuant to a convertible promissory note, and vested options to purchase 66,666 shares of Common Stock.  120,834 unvested options are excluded. Effective March 31, 2008, Mr. Campbell forfeited 12,500 options in exchange for a repricing of the remaining 37,500 options to an exercise price of $0.94 per share.

(9)
Includes vested options to purchase 109,791 shares of Common Stock.  120,834 unvested options are excluded.  Effective March 31, 2008 Mr. Kaplan forfeited 93,542 options in exchange for a repricing of the remaining 280,625 options to an exercise price of $0.94 per share

(10)
Includes 1,000 shares of Common Stock purchased on the open market and vested options to purchase 63,095 shares of Common Stock.  11,905 unvested warrants are excluded. Effective March 31, 2008, Mr. Jett forfeited 25,000 options in exchange for a repricing of the remaining 75,000 options to an exercise price of $0.94 per share.

(11)
Includes 12,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors and vested options to purchase up to 533,167 shares of Common Stock.  20,833 unvested options are excluded.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of the Company’s knowledge, all the Company’s officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2008.

To the best of the Company’s knowledge, with the exception of the following untimely filings, all of the Company’s other officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2009.

Untimely Section 16(a) Beneficial Ownership Reports:

●	Form 4 filed by 10% shareholder Constantin Zdarsky on October 20, 2009 and a Form 4/A filed on October 21, 2009 for a transaction dated September 14, 2009;
●	Form 4 filed by director Francis Ruotolo on November 17, 2009 for a transaction dated October 31, 2009;
●	Form 4 filed by director John Gaulding on November 17, 2009 for a transaction dated October 20, 2009;
●	Form 4 filed by director Craig Campbell on November 17, 2009 for a transaction dated October 31, 2009;
●	Form 4 filed by director Thomas Holt on November 17, 2009 for a transaction dated October 25, 2009;
●	Form 4 filed by director Robert Jett on November 18, 2009 for a transaction dated October 31, 2009;
●	Form 4 filed by director and executive officer Joseph Kozak on November 24, 2009 for a transaction dated May 31, 2009; and
●	Form 4 filed by director Thomas Holt on December 4, 2009 for a transaction dated November 23, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Transactions

From January 1, 2008 through the date of the 2009 Annual Meeting of Shareholders, there were no transactions, and there are no proposed transactions, in which we were or are to be a participant, involving an amount in excess of $120,000, and in which any related person had or will have a direct or indirect material interest, except for the $50,000 quarterly payments made to Francis Ruotolo from June 2007 through September 2009 as more fully described below under Executive Compensation Discussion and Analysis.

Director Independence

The entire Board of Directors, with the exception of Joseph Kozak and Francis Ruotolo are “Independent” directors, as defined by applicable rules and regulations of the SEC and NASDAQ Stock Market.  The Company deems Francis Ruotolo to be not independent, on the basis of his previous employment with the Company.  Mr. Ruotolo has been employed by the Company within the past three years and has received payments in excess of the $120,000 threshold in 2008 and 2009 as more fully described below under Executive Compensation Discussion and Analysis

Beneficial Investor and Director Relationship

As noted in the Beneficial Shareholder’s table included herein, Lyle P. Campbell is a beneficial shareholder of 5.62% of the Common Stock of the Company.  In May, 2007, Mr. Campbell’s son Craig Campbell joined the Company’s Board of Directors.  Mr. Craig Campbell is also a direct shareholder of the Company, beneficially owning 1.90% of the Company’s Common Stock.

Recent Actions

On January 14, 2010, three lawsuits were filed against the Company by Robert T. Healy.  The first of these lawsuits, against the Company, demands inspection of the Company’s books and records.  The second lawsuit, against the Company, and its 8 directors (including former director Tom Holt), is alleged to be brought by Mr. Healy “both individually and derivatively,” therein alleging various wrongdoing by the Company and its directors.  The third lawsuit, against the Company and its 8 directors (including former director Tom Holt), is brought by Mr. Healy for a declaration directing the Company to nominate Mr. Healy and Rick Cerwonka (the Company’s Chief Operating Officer and the President of the Company’s subsidiary, Inventa Technologies, Inc.) for election to the Company’s Board of Directors.  The Company is still evaluating all three of these lawsuits.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis describes the material elements of the compensation and benefits programs for the Company’s officers.

Role of Compensation Committee

The Company’s Compensation Committee is composed entirely of independent directors (the “Committee”). The Committee has a charter, most recently revised in January 2007, which outlines the Committee’s role in the determination of the Company’s compensation structure.  The Committee works with the Company’s Board of Directors, Principal Financial Officer and other management in determining, developing, establishing, and implementing the Company’s compensation philosophy and plans for the Company’s executive officers (the “Executives”).  The Committee reviews and approves Executive compensation, ensuring that each element of the Executives’ compensation meets compensation objectives.  The Committee also helps to oversee the Company’s stock option plans (ANTs software inc. 2000 Stock Option Plan and 2008 Stock Plan).

Compensation Philosophy:  Objectives of the Company’s Compensation Programs

The Company’s compensation programs have four main objectives: attract highly-qualified new Executives, retain them and encourage longevity, motivate them to achieve goals that are consistent with the Company’s overall goals, and reward them for outstanding achievement.

What the Compensation Program is Designed to Reward

The Company’s compensation program is designed to reward achievements that are consistent with the Company’s overall goals.

Independent Compensation Consultant

From time to time, the Company may seek the advice of one or more independent compensation consultants.  In such event, it is currently intended that such consultants would report directly to the Committee and would be used primarily to provide additional assurance that (i) the Company’s compensation programs are sufficiently competitive to successfully motivate, attract and retain Executives, and (ii) the compensation offered by the Company is reasonable and consistent with the Company’s objectives.

Elements of Compensation

The elements of compensation for the Executives are: salary, stock options, and bonuses (either in the form of cash or stock options).

Rationale Behind Each Element

The elements of the Company’s compensation structure are intended to achieve the objectives of the compensation programs.  Determination of salary is made to provide Executives with a base level of pay that allows the Company to remain competitive in both recruiting and retaining qualified Executives.  Stock options are granted to new Executives to provide them with an opportunity to build equity ownership in the Company so that they are motivated to act in ways that increase the value of the Company and that are consistent with shareholder goals.  Bonuses are granted for achieving specific goals or in recognition of extraordinary service provided. Bonuses may be paid in either cash or stock options.

Determination of Amount of Each Element

Salary.  In determining salaries, the Company generally considers five factors.  First, the Company has experienced managers responsible for hiring new Executives and adjusting the salary levels of existing Executives.  These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to salary determination.  The Company relies heavily on such knowledge.  Second, as the Company interviews candidates for potential employment, it gathers salary information from those candidates, which is used as a data point in setting salaries.  Third, the Company works with search firms, which provide salary data for their candidates and feedback on the general availability of candidates with the experience for each open position.  Fourth, the Company evaluates general labor market conditions such as the hiring activity of other companies actively looking for candidates with the same skill set and experience.  This provides the Company with a sense of how “tight” or “loose” the labor market is, which may affect salary levels.  Finally, the above factors provide the Company with the data needed to establish a general range within which it will typically make an offer to a new Executive or adjust the salary of an existing Executive.  Within that range, the Company will set the salary level for a specific candidate or existing Executive based on the candidate’s or Executive’s experience, prior performance, references and education.

During 2008, the Company’s Board of Directors periodically reviewed the performance and compensation of the Executives, though the Company did not have a formal review process in place.  No adjustments were made to the Executives’ salaries in 2008.

Stock Options.  In determining stock option grants, which are granted to new and existing Executives, the Company considers three factors.  First, the Company has experienced managers responsible for hiring new Executives and adjusting the compensation levels of existing Executives.  These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to determination of compensation.  The Company relies heavily on such knowledge.  Second, the Company makes an assessment of the “risk” profile of the Company versus other employment options available to a candidate or Executive and adjusts stock option grants accordingly.  Third, for more senior Executives, who have a greater ability to affect the direction of the Company, compensation is more heavily weighted towards equity (in the form of stock options), in order to align their goals with that of shareholders.

Stock options are dated as of the date of Board approval of each option grant and are granted at the closing fair market value on the date of grant.  Optionees are informed of their option grants as soon as practicable and stock options are documented within a few days of the grant date.  The Company does not currently have a policy concerning coordination of option grants with the release of material information.

Bonuses.  The Company awards bonuses in the form of stock options or cash.  Bonuses are generally given by the Compensation Committee or the Executive’s manager, typically the Chief Executive Officer (the “CEO”) and are determined in one of two ways.  First, the Executive has a fixed bonus amount for which he or she is eligible.  On a periodic basis, typically quarterly, the Compensation Committee or the CEO reviews his or her performance against goals and determines whether to pay all, none, or a portion of the bonus.  The fixed amount is established in the Compensation Committee’s or the CEO’s discretion. Second, bonuses are occasionally given as a reward for extraordinary effort.  The amount of bonus is determined at the discretion of the Compensation Committee or the CEO.

In 2008, the Chief Executive Officer, Joseph M. Kozak, was eligible to receive a cash bonus of up to $125,000, each six months.  The Company provided the opportunity to Mr. Kozak to earn such a bonus because he had the greatest ability to influence the direction of the Company.  Mr. Kozak received the $250,000 in bonuses for which he was eligible during the 2008 fiscal year, as reflected in the Summary Compensation Table.  The Board of Directors and the Compensation Committee determined that Mr. Kozak achieved the performance objectives set out for him upon his appointment as Chief Executive Officer.  Further, the Compensation Committee believed the bonuses helped to bring Mr. Kozak’s total compensation closer to the industry standard.

In 2008, the Company awarded bonuses, in the form of option grants, to Mr. Kozak and to the Company’s former Chief Financial Officer, Kenneth Ruotolo.  As shown in the Grants of Plan-Based Awards Table, and discussed in the footnotes to the table, the Board of Directors awarded these option grants to Mr. Kozak and Mr. Ruotolo in recognition of having achieved certain milestones and in general recognition of their contribution to the Company’s growth.  One of the option grants to Mr. Kozak was an incentive to achieve a specific milestone with vesting to occur on the achievement of that milestone. The Company deems that milestone to be confidential.

How Each Element Fits Into the Company’s Overall Compensation Objectives

Compensation is structured to achieve the goals set out above: attract, retain, motivate and reward.  Decisions regarding the weight of each element in relation to other elements are set as a general rule which can be modified as necessary to address individual situations, but with the overall goals in mind.

Employment Agreements

On March 23, 2007, the Company entered into Employment Agreements with its Chairman, Francis K. Ruotolo, its Chief Executive Officer and President, Joseph Kozak and its former Chief Financial Officer and Secretary, Kenneth Ruotolo (each an “Employee”).

Under each of the Employment Agreements, each of the Employees (i) is paid an annual salary of $200,000, (ii) is employed “at-will,” (iii) is required to devote their full time and attention to the Company, and (iv) may not compete with the Company, nor interfere with the relationship with any person or entity that has a business relationship with the Company, during their employment, and for 12 months thereafter. On April 15, 2007, Mr. Kozak’s Employment Agreement was amended and restated to increase his annual salary from $200,000 to $250,000 and his annual eligible bonus from $200,000 to $250,000.

Each of the employment agreements also provides that, in the event that the employment of the Employee is terminated (i) by the Employee for Good Cause as defined in the agreement or (ii) by the Company without Cause as defined in the agreement, the Employee shall have thirty days to elect either “Release Severance” or “No-Release Severance.”

In the event that the Employee elects “Release Severance” then, upon agreeing to a general release of all claims, (i) the Company shall pay Employee a lump sum equal to 12 months of Employee’s base salary, any accrued but unpaid bonuses, and any and all target bonuses for the 12 month period following termination; and (ii) the Employee shall immediately and fully vest in and have the right to exercise any and all unvested stock options granted to Employee, subject to certain resale restrictions.

In the event that Employee elects the Release Severance, then Employee unilaterally agrees to fully release and forever discharge the Company, and its officers, directors, agents, employees, attorneys, parents, affiliates, and subsidiaries, from any and all claims that Employee has ever had, now has or may now have against such parties.

In the event that the Employee elects “No Release Severance” then (i) the Company shall pay Employee a lump sum equal to 6 months of Employee’s base salary, any accrued but unpaid bonuses, and any and all target bonuses for the 6 month period following termination; and (ii) the Employee shall immediately and fully vest in and have the right to exercise 75% of any and all unvested stock options granted to Employee.

Additionally, each of the employment agreements also provides that, in the event that the employment of the Employee is terminated (i) by the Employee for Good Cause as defined in the agreement or (ii) by the Company without Cause as defined in the agreement, then the exercise period of Employee’s Stock Options is extended for a period of five years and certain restrictions are placed on the Employee’s ability to sell shares purchased on exercise of such options.

On June 26, 2007, the Company entered into a Retirement and Board Service Agreement with Mr. Francis K. Ruotolo, the Company’s former Chairman (the “Agreement”).  Under the Agreement (i) Mr. Ruotolo retired as an employee of the Company, (ii) Mr. Ruotolo continued as a member of the Board of Directors, (iii) Mr. Ruotolo’s Employment Agreement with the Company was terminated, (iv) the Company made retirement payments to Mr. Ruotolo consisting of 10 quarterly payments of $50,000 each, for an aggregate of $500,000, (v) Mr. Ruotolo and the Company agreed that all of Mr. Ruotolo’s stock options as of that date continued unaffected by the Agreement, and (vi) Mr. Ruotolo and the Company entered into a mutual general release of all claims, known and unknown.

On June 18, 2009, Kenneth Ruotolo, the Company’s Chief Financial Officer and Secretary terminated his employment with the Company.  Mr. Ruotolo is the son of Company Director Francis K. Ruotolo, a nominee for election as Director in the meeting to be held March 17, 2010.

In 2008 and 2009 no new Employment Agreements were entered into between the Company and any new Executives.

Separation Agreements

Clifford Hersh, ANTs’ former Managing Director, Chief Scientist and an ANTs officer, and Jeffrey R. Spirn, Ph.D., ANTs’ former Vice President, Research and Development and an ANTs officer, joined Four Js Development Tools, subject to certain Separation Agreement terms, effective May 22, 2008.

On June 18, 2009, Kenneth Ruotolo, former Chief Financial Officer and Secretary, terminated his employment with the Company under his 2007 Employment Agreement.  On his resignation, which Mr. Ruotolo believed was for good cause, he elected the “Release Severance” provision of his Employment Agreement.

Change In Control Arrangements

The Company’s stock option agreements provide for accelerated vesting of stock options, under certain circumstances involving a change in control of the Company.  If there is a merger or acquisition, or if there is a sale or transfer of the Company’s assets, the optionee will be granted a Merger Consideration Exercise Right, in which the optionee is given the right to purchase or receive the consideration which is received or receivable by the Company’s stockholders.  In the event that the surviving entity does not recognize the optionee’s Merger Consideration Exercise Right, the option shall become fully vested.

Defined Contribution Plan

The Company offers the Section 401(k) Savings/Retirement Plan (the "401(k) Plan”), a tax qualified retirement plan to all eligible employees, including the executive officers.  The 401(k) Plan permits eligible employees to defer from 1% to 100% of their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Code.  The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. The Company has not made matching contributions to the 401(k) plan.

Perquisites and Other Personal Benefits

During fiscal year 2008, the Company did not offer its executive officers perquisites other than the standard benefit plan offered to all other employees.

Recent Actions

On September 9, 2009, Kenneth Ruotolo, the Company’s former Chief Financial Officer and Secretary filed a complaint for breach of contract, breach of the covenant of good faith and fair dealing and declaratory relief in connection with his June 18, 2009 termination, in the Superior Court of the State of California, in and for the County of San Francisco.  Mr. Ruotolo is seeking damages, attorneys’ fees and declaratory relief.  We believe that this lawsuit is without merit and intend to continue vigorously defending ourselves. Mr. Ruotolo’s father, Francis K. Ruotolo, is a Director of the Company, and a nominee for election as director in the meeting to be held March 17, 2010.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed, and has discussed with management, the Company’s Compensation Discussion and Analysis contained in this proxy statement.

Based on the review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Definitive Proxy Statement.

This report is submitted on behalf of the members of the Compensation Committee:

Robert H. Kite (chair)
Robert Jett

TABLES

Summary Compensation Table for Fiscal 2008, 2007 and 2006

The table below provides information regarding the compensation and benefits earned during fiscal 2008, 2007 and 2006 by each of the executive officers and other highly-compensated employees of the Company as of December 31, 2008:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($) (3)(f)	All Other Compensation ($) (i)	Total ($) (j)
Joseph Kozak Chairman, President and Chief Executive Officer (1)	2006 2007 2008	200,000 250,000 250,000	200,000 250,000 250,000	48,767 120,694 693,929		448,767 620,694 1,193,929
Kenneth Ruotolo Former Chief Financial Office and, Secretary	2006 2007 2008	200,000 200,000 200,000	35,000	30,479 54,907 193,277		230,479 254,907 428,277
Rick Cerwonka President of Inventa Technologies Inc. (2)	2008	250,000	50,000	38,549		338,549
Alton Dinsmore Vice President, Sales	2006 2007 2008	139,583 156,250 175,000	68,000 60,000 60,000	14,657 74,732 152,840		222,240 290,982 387,840
Jeffrey Spirn Former Vice President, Research and Development	2006 2007 2008	175,000 175,000 69,521	- - 17,949	91,355 99,865 115,941		266,355 274,865 203,411

(1)
Joseph Kozak was appointed Chief Executive Officer effective August 16, 2006 and Chairman of the Board of Directors effective October 1, 2007. The “Option Awards” column includes $48,767 of compensation related to stock options granted to Mr. Kozak prior to his appointment as Chief Executive Officer.  In October 2006, Mr. Kozak entered into a stock option agreement with the Company to receive the right to exercise a stock option to purchase up to 165,000 shares of common stock, to be vested upon the achievement of a specific milestone.  This option was cancelled and a new option granted, also covering 165,000 shares of common stock, on May 1, 2007. The new option vests monthly over three years.  In May 2008 Mr. Kozak received a fully vested stock option under which he had the right to purchase up to 750,000 shares of common stock at an exercise price of $1.18 per share.  During 2008 and 2007, Mr. Kozak was eligible for a $125,000 cash bonus each six months and during 2006, he was eligible for a $100,000 cash bonus each six months.  Upon review of Mr. Kozak’s achievements for fiscal 2008, 2007 and 2006, the Compensation Committee awarded Mr. Kozak the two six-month bonuses for fiscal 2008, 2007 and 2006.

(2)
Rick Cerwonka’s service to the Company began in 2008 as part of the acquisition of Inventa Technologies, Inc. Mr. Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009.

(3)
The amounts in this column represent the compensation cost of stock option awards (granted in 2008 and prior years) recognized during 2008, 2007, and 2006 and have been calculated in accordance with US GAAP using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2008 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2008, and other periodic filings with the SEC (as modified by guidance provided by the SEC).

Grants of Plan-Based Awards in Fiscal 2008

The following table sets forth certain information regarding grants of plan-based awards to each of our named executive officers and other highly-compensated employees during fiscal 2008.  Please refer to “Compensation Disclosure and Analysis” for further discussion.

Name	Grant Date (6)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (7)	Grant Date Fair Value of Option Awards ($) (8)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Joseph Kozak Chairman, President, and Chief Executive Officer (1)	5/15/2008								750,000	1.18	408,992
Kenneth Ruotolo Former Chief Financial Officer and Secretary (2)	5/15/2008								138,500	1.18	75,527
Rick Cerwonka, President, Inventa Technologies (3)	5/15/2008								400,000	1.18	182,899
Alton Dinsmore Vice President, Sales (4)	3/26/2008								50,000	0.87	16,943
Jeffrey Spirn Former Vice President, Research and Development (5)	3/26/2008								5,000	0.87	1,986

(1)	The Company granted Mr. Kozak an option covering 750,000 shares of Common Stock in May 2008. The grant was fully vested upon issue.

(2)	The Company granted Mr. Ruotolo an option covering 138,500 shares of Common Stock in May 2008. The grant was fully vested upon issue.

(3)
The Company granted Mr. Cerwonka an option covering 400,000 shares of Common Stock in May 2008. The grant vests monthly over three years from the date of grant. Rick Cerwonka’s service to the Company began in 2008 as part of the acquisition of Inventa Technologies. Mr. Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009.

(4)	The Company granted Mr. Dinsmore an option covering 50,000 shares of Common Stock in May 2008. The grant vests monthly over three years from the date of grant.

(5)	The Company granted Mr. Spirn an option covering 5,000 shares of Common Stock in May 2008. The grant was fully vested upon issue.

(6)	The grant dates of all stock option grants coincide with the date such stock option grants were approved by the Company’s Board of Directors.

(7)	The exercise price of each option award is the same as the closing market price of the Company’s Common Stock on the grant date of the award.

(8)
The amounts represent the total fair value of the option awards on grant date, calculated in accordance with US GAAP using the Black-Scholes pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2008, and other periodic filings with the SEC (as modified by guidance provided by the SEC).

Outstanding Equity Awards at Fiscal 2008 Year End

	Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
(a)	(b) (2)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Joseph Kozak	125,000			0.87	5/4/2015
Chairman, President and Chief Executive Officer	125,000			0.87	6/10/2015
	135,000			0.87	10/13/2015
	166,667	33,333		0.87	6/18/2016
	87,083	77,917		0.87	4/30/2017
	(3) 750,000			1.18	5/15/2018

Kenneth Ruotolo	9,340			0.87	1/8/2011
Former Chief Financial Officer and Secretary	19,980			0.87	2/21/2011
	15,500			0.87	6/21/2011
	17,500			0.87	10/3/2011
	17,500			0.87	10/31/2011
	60,680			0.87	4/9/2012
	20,000			0.52	8/6/2012
	20,000			0.81	1/29/2014
	110,000			0.87	12/9/2014
	104,167	20,833		0.87	6/18/2016
	(3) 138,500			1.18	5/15/2018

Rick Cerwonka	(4) -	400,000		1.18	5/15/2018
President, Inventa Technologies (5)

Alton Dinsmore	50,000			0.87	7/18/2015
Vice President, Sales	20,833	4,167		0.87	6/18/2016
	54,167	20,833		0.87	10/12/2016
	7,222	2,778		0.87	11/13/2016
	125,000			0.87	9/10/2017
	12,500	37,500		0.87	3/26/2018

Jeffrey Spirn	10,000			0.87	12/12/2010
Former Vice President, Research and Development	40,000			0.87	2/21/2011
	10,000			0.87	10/3/2011
	10,000			0.87	10/31/2011
	50,000			0.87	4/9/2012
	20,000			0.52	8/6/2012
	20,000			0.81	1/29/2014
	65,000			0.87	4/24/2015
	5,000			0.87	3/26/2018

(1)	The Company did not offer stock awards in 2008.

(2)
Unless otherwise noted, all outstanding option awards were fully vested as of December 31, 2008. Rick Cerwonka’s service to the Company began in 2008 as part of the acquisition of Inventa Technologies. Mr. Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009.

(3)	These grants were issued on May 15, 2008. It was fully vested upon issue

(4)	This grant was issued on May 15, 2008 and vests ratably over 36 months from the grant date, fully vesting on May 15, 2011.

(5)
Rick Cerwonka’s service to the Company began in 2008 as part of the acquisition of Inventa Technologies, Inc. Mr. Cerwonka was appointed Chief Operating Officer of the Company effective August 17, 2009.

Option Exercises and Stock Vested For Fiscal 2008

There were no option exercises by named executives or highly compensated employees for the fiscal year ended December 31, 2008.

Pension Benefits for Fiscal 2008

The Company does not provide pension benefits and therefore this table is not included.

Non-Qualified Deferred Compensation for Fiscal 2008

The Company does not provide nonqualified deferred compensation benefits and therefore this table is not included.

AUDIT COMMITTEE

Background

The Audit Committee of the Board of Directors of ANTs, which is comprised solely of independent directors, fulfills a fiduciary role for the Board of Directors, as they represent the shareholders, by providing a direct supervisory link to the independent auditors.  The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions and take actions, separate from the Board of Directors.  In its role, the Audit Committee undertakes the following advisory, consultative and oversight to:

●      Select the independent registered public accounting firm to be employed or nominate the independent auditor for shareholder approval;

●      Consult with the independent auditor on their plan of audit for the Company;

●      Review with the independent auditor, their report of audit and their letter;

●      Consult with the independent auditor, on the adequacy of internal controls;

●      Ensure the integrity of the Company’s financial reporting;

●      Ensure that the Company’s systems of internal control over financial reporting and disclosure controls are designed and functioning properly; and

●      Ensure the Company’s compliance with legal and regulatory requirements.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board.  The reporting process is the responsibility of the Company’s management, which prepares these Company’s financial statements, while the independent auditors are responsible for auditing those financial statements.

The committee membership must meet the requirements of the Audit Committee policy of the NASDAQ Stock Market.  Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Officers or employees of the company do not serve on the committee.

The Audit Committee is composed of three non-employee independent directors selected by the Board, based upon their prior experience in Audit Committee matters, their experience in financial matters and their independence and objectivity.  John Gaulding, the Audit Committee chair, is both independent and a “financial expert” under Item 407(d)(5)(ii) of Regulation S-K.  All members of the Audit Committee are free of any relationship that would interfere with the exercise of independent judgment by them. During August 2009, Thomas Holt accepted payment for consulting services and stepped down from the Audit Committee.

Specific Required Items for the Present Report of the ANTs Audit Committee

The Audit Committee provides this report for the Company’s proxy statement.  The following disclosure, as required, appears over the printed names of each member of the Audit Committee.  The members of the Audit Committee have signed the current disclosure.

Meetings

The Audit Committee held seven meetings during the fiscal year ended December 31, 2008 and five meetings during the fiscal year ended December 31, 2009.  The Committee met with the Company’s outside accountants at five of the seven meetings in 2008 and four of the five meetings in 2009, and reviewed their findings, suggestions and plans for continuing audits.  The Committee discussed strengthening controls as the Company grows into operations and out of research and development, the Company’s plans for compliance with certain provisions of the Sarbanes-Oxley Act of 2002 and the accounting issues related to revenue recognition.  The Audit Committee believes that it has an excellent and forthright working relationship with the Company’s current Audit Firm, Weiser LLP.  The Audit Committee selected Weiser LLP to serve as the Company’s independent accountants for the 2009 fiscal year.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2008

We reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2008.  In addition, we discussed with Weiser LLP, the matters required by Statements on Accounting Standards No. 114, “Communications with Audit Committees.”  Also we received from Weiser LLP, the written disclosures required by the Public Company Accounting Oversight Board Rule 3526 and have discussed with Weiser LLP its independence from the Company.  Based upon this information and these materials, we had recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

John R. Gaulding (chair)
Robert Jett
Craig Campbell

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company believes in sound corporate governance practices and has formal Corporate Governance Guidelines. The Company’s Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and make decisions that are independent of the Company’s management.  The Company regularly monitors developments in the area of corporate governance and reviews processes and procedures in light of such developments.  The Company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC and NASDAQ. The Corporate Governance Guidelines set forth practices with respect to the way employees and directors conduct themselves individually and operate the Company’s business.

Code of Business Conduct and Ethics

The Company has developed and periodically modifies its Code of Business Conduct and Ethics to ensure it is in compliance the Company’s Corporate Governance Guidelines.  The Code of Business Conduct and Ethics sets forth the policies with respect to the way directors, officers, employees, agents and contractors conduct themselves and operate the Company’s business. The Code of Business Conduct and ethics is publicly available on our website at www.ants.com/com. The Company believes it has in place procedures and practices, which are designed to enhance its shareholders’ interest.

PROPOSAL 1

ELECTION OF CLASS 3 DIRECTORS

The enclosed proxy cannot be voted for a greater number of persons than three.  Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below.  If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

The nominees are directors currently designated as Class 3 directors, whose terms expire at the 2009 Annual Meeting, and upon their respective successors being elected and qualified to serve.  The Board proposes the election of the following nominees as Class 3 directors for a term of three years, expiring at the 2012 Annual Meeting, and until their successors are elected and qualified to serve.  The nominees have indicated to the Company that they will serve if elected.

The names of the nominees, each of whom is currently a director of the Company elected by the stockholders or appointed by the Board, and certain information about them are set forth below.

Name of Nominee and Principal Occupation	Age	Director Since
Robert Jett	65	May 2007
Francis Ruotolo	72	January 2001
John R. Gaulding (1)	63	January 2001
_______
(1)	Chairman of the Audit Committee

Robert Jett joined ANTs software inc.’s Board of Directors in May 2007. He serves as general counsel for eDocs-Express, a company that provides consulting and documentation services to financial institutions. A member of the Oregon State Bar and the Multnomah Bar Association, Mr. Jett has extensive law experience, serving as legal counsel for the First National Bank of Oregon, Security Bank of Oregon, Evans Products Company, CFI ProServices, Inc., and other enterprises. Mr. Jett is best known as the architect and product manager of Laser Pro, the predominant loan documentation software system used by thousands of financial institutions across the country.

Francis Ruotolo was an employee through June 30, 2007, was the Chairman of the Board of directors through September 30, 2007, and became a director of the Company effective January 2, 2001.  Mr. Ruotolo has served as Chairman of the Board, Chief Executive Officer and President.  Prior to joining ANTs, he was a member of the Company’s Board of Advisors.  Before joining the Company, Mr. Ruotolo was a director in the consulting practice of Deloitte & Touche.  Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included:  IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government.  Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York.  Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA.  Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.

John R. Gaulding joined the Company’s Board of Directors in January 2001.  Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and is chairman of the Nominating and Governance Committee of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is also chairman of the CGNC. Previously, Mr. Gaulding was Chairman and CEO of National Insurance Group, a publicly held company providing information and insurance to financial institutions.  He was also President and CEO of ADP Claims Services Group and President and CEO of Pacific Bell Yellow Pages, Inc. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

The Board of Directors recommends a vote FOR the nominees listed above.

A plurality of the votes cast is necessary for the election of a director.

Class 1 Directors Continuing in Office

The term of Class 1 directors expires at the annual meeting following the close of the 2009 fiscal year and at which the 2009 Annual Report is reviewed.  The Class 1 directors and the Class 2 director positions are not up for re-election at this Annual Meeting.

Joseph Kozak, Age 58

Mr. Kozak has been Chairman of the Board of Directors since October 1, 2007, Chief Executive Officer of the Company since August 16, 2006, and President of the Company since June 10, 2005.  Mr. Kozak was retained as a consultant of the Company for the period from April 18, 2005 to June 10, 2005.  Commencing in March 2003, Mr. Kozak worked as a vice president of industry sales at Oracle Corporation.  At Oracle, Mr. Kozak defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries.  Prior to Oracle, Mr. Kozak served as the CEO of Lombardi Software, a manufacturer of business process management solutions, from August 2000 to April 2002.  From February 1999 to August 2000, Mr. Kozak served as equity partner for Ernst and Young, LLP where he was a member of the retail, distribution and consumer goods management team for North America.

Class 2 Directors Continuing in Office

The term of Class 2 directors expires at the annual meeting following the close of the 2010 fiscal year.  The Class 2 directors and the Class 2 director positions are not up for re-election at this Annual Meeting.

Robert H. Kite, Age 55

Robert Kite joined the Company’s Board of directors in January 2005.  Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development.  Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen's Academy.  Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.

Ari Kaplan, Age 39

Ari Kaplan joined ANTs software inc.’s Board of Directors in April 2007.  Mr. Kaplan was President of the Independent Oracle Users Group (IOUG) from 2005 to2008. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming President in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice.  Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer at Expand Beyond, a mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, and the Department of Defense. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994.  Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992.

Craig Campbell, Age 53

Craig Campbell joined ANTs software inc.’s Board of Directors in May 2007.  Mr. Campbell is the Chief Executive Officer of Campbell Capital Advisors, LLC, a financial services company located in Chicago, Illinois.  He has been a financial executive for over 25 years.  He has extensive experience as a general partner and advisor for investment and hedge funds and has served in leadership positions for numerous charitable foundations.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Weiser LLP has served as the Company’s independent registered public accounting firm since January 15, 2009 and has been appointed by the Audit Committee to continue as the serve as the Company’s independent accountants for the current fiscal year.  Prior to Weiser LLP’s engagement, the Company had engaged the accounting firm Burr, Pilger & Mayer, LLP, whose services were dismissed as of January 13, 2009.

BPM's audit report on the financial statements of the Company as of and for the years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to  uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2007 and 2006 and subsequent interim periods preceding the  termination of BPM, there were no  disagreements with  BPM on  any  matter  of  accounting  principles  or  practices,  financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreement(s) in connection with its report.

During the years ended December 31, 2007 and 2006 and subsequent interim periods preceding the  termination of BPM, there were no reportable events of the type required to be disclosed by Item  304(a)(1)(v)  of Regulation S-K.

Prior to the engagement, and for the years ended December 31, 2007 and 2006, the  registrant  did  not  consult  with  Weiser,   LLP  regarding  either:  the application  of  accounting  principles  to any  specified  transaction,  either completed  or proposed;  or the type of audit  opinion that might be rendered on the  registrant's  financial  statements,  and where either a written report was provided to the  registrant or oral advice was provided that the new  accountant concluded was an important  factor  considered  by the  registrant in reaching a decision as to the  accounting,  auditing or financial  reporting  issue; or any matter that was either the subject of a  disagreement  (as defined in  paragraph (a)(1)(iv)  and the related  instructions  of item 304 of  Regulation  S-K) or a reportable event (as described in paragraph  (a)(1)(v) of item 304 of Regulation S-K).

Stockholder ratification of the appointment of Weiser LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 is not required by law, by the NASDAQ Stock Market listing requirements or by the Company’s certificate of incorporation or bylaws. However, the Board of Directors is submitting the selection of Weiser LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Weiser LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

During fiscal 2008, Weiser LLP did not provide any services to the Company. During fiscal 2008 and 2007, Burr, Pilger & Mayer, provided various audit, audit related and non-audit services to the Company as follows:

	2008	2007
Audit Fees	$117,425	$206,555
Audit Related Fees	28,941	-
Tax Fees	5,000	11,440
All Other Fees	14,176	8,474
Total	$165,542	$226,469

Audit Fees

These represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit-related fees include reviews of interim financial statements, Forms 10-Q and related financial information.

Tax Fees

Tax fees include preparation of Federal and State income tax returns for fiscal years ended December 31, 2008 and 2007.

All Other Fees

All other fees include research, consultation and discussions related to various accounting and tax issues.

The Company’s Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2008. 100% of “Audit-Related Fees”, 100% of “Tax Fees” and 100% of “All Other Fees” were approved by the Company’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company’s Audit Committee has considered whether the provision of services rendered by its accountants is compatible with maintaining the accountant’s independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

The Board of Directors recommends a vote FOR Proposal Number 2.

PROPOSAL 3

APPROVAL OF 2010 STOCK PLAN

The Company’s original stock plan, established in 2000 (the “2000 Plan”) will terminate in 2010 and the Company’s 2008 Stock Plan (the “2008 Plan”) has a limited number of shares available for grant given that Company employees have taken common stock for a 10% reduction in their salary. The Compensation Committee and the Board of Directors believes it is in the Company’s and the shareholders’ best interests to establish a new plan, the ANTs software inc. 2010 Stock Plan (the “2010 Plan”).  The purpose of the 2010 Plan is to:

●
Augment the 2008 Plan to allow for the grant of common stock for continued salary reductions and to continue to align the employees’ interests with the Company by increasing their ownership in the Company and

●
Set aside ten million (10,000,000) shares of common stock that may be used, as approved by the Compensation Committee and the Board of Directors, to attract and retain the best available personnel, in order to provide incentives to employees and consultants and promote the success of the Company’s business.

We propose that the 2010 Plan include potential for grants of incentive stock options, nonstatutory stock options, restricted stock and restricted stock units as determined by the administrator of the plan at the time of the grant of Awards.  The purpose of this proposed 2010 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to employees and consultants, and to promote the success of the Company’s business.

 The administrators of the 2010 Plan will generally be our Board of directors and our Compensation Committee.  The administrators will, among other things, have the power to select the employees and consultants to whom awards may be granted, to determine the number of shares to be covered by each award, to approve forms of agreement for use under the Plan, to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted, to determine the exercise price, the time or times when options may be exercised, and to prescribe, amend and rescind rules and regulations relating to the 2008 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.

We intend that the 2010 Plan shall become effective as of March 17, 2010 and continue in effect, expiring at the close of business, Pacific daylight time, on March 17, 2020.

The term of each Option shall be stated in a notice of grant; provided, however, that the term shall be no longer than ten (10) years from the Date of Grant.  Moreover, in the case of an incentive stock option granted to a participant who, at the time the incentive stock option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of our stock the term of the incentive stock option shall be no longer than five (5) years from the date of grant.

If a participant’s continuous status as an employee or consultant terminates, other than upon the participant’s death or disability, the participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following termination of the participant’s continuous status as an employee or consultant.  If, on the date of termination, the participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

If a participant’s continuous status as an employee or consultant terminates as a result of the participant’s disability, the participant may exercise his or her Option for twelve (12) months following the participant’s termination (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement).  If, on the date of termination, the participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

If a participant dies while in continuous status as an employee or consultant, the Option may be exercised for twelve (12) months following participant’s death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the participant’s designated beneficiary, provided such beneficiary has been designated prior to participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the participant, then such Option may be exercised by the personal representative of the participant’s estate or by the person(s) to whom the Option is transferred pursuant to the participant’s will or in accordance with the laws of descent and distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

In the event of termination of a participant’s continuous status as an employee or consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the participant make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event  his or her option shall terminate and cease to be exercisable immediately upon the termination of the participant’s continuous status as an employee or consultant or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of restricted stock to employees or consultants as the Administrator, in its sole discretion, shall determine.  The Administrator, in its sole discretion, shall determine the number of Shares to be granted to each participant.  Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.  During the period of restriction, participants holding Shares of restricted stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the award agreement.  Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the Shares of restricted stock with respect to which they were paid, unless otherwise provided in the Award Agreement.  Restricted stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

Restricted stock units may be granted to employees or consultants at any time and from time to time, as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion in determining the number of restricted stock units granted to each participant.  The Administrator, in its sole discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of restricted stock units that will be paid out to the participants.  Each award of restricted stock units shall be evidenced by an award agreement that shall specify the performance period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.  On the date set forth in the award agreement, all unvested restricted stock units shall be forfeited to the Company and, except as otherwise determined by the Administrator, again shall be available for grant under the Plan.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding award, the number of Shares which have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding award and the 162(m) Fiscal Year share issuance limits, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its sole discretion may provide for a participant to have the right to exercise his or her award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

In the event of a change of control, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the award, the participant shall fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to awards with performance-based vesting, including but not limited to restricted stock and restricted stock units, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option is not assumed or substituted in the event of a change of control, the Administrator shall notify the participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.  For this purpose, the following shall be considered material amendments requiring stockholder approval:  (i) increasing the number of Shares that may be issued under the Plan (other than in accordance with Section 13(a) hereof), (ii) modifying the persons eligible for participation under the Plan or (iii) as otherwise may be required by applicable laws.

The Board of Directors recommends a vote FOR Proposal Number 3.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the annual meeting following the close of the 2009 fiscal year (whether or not intended for inclusion in the Company’s proxy statement and form of proxy relating to such meeting) must be received by the Company on or before May 30, 2010.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors

Joseph Kozak, President and Chief Executive Officer

 APPENDIX “A”

ANTs software inc.
2010 STOCK PLAN

1.   Purposes of the Plan.  Awards granted under the ANTs software inc. 2010 Stock Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock and Restricted Stock Units as determined by the Administrator at the time of the grant of Awards.  The purposes of this 2010 Stock Plan are:

(a)   to attract and retain the best available personnel for positions of substantial responsibility,

(b)   to provide incentives to Employees and Consultants, and

(c)   to promote the success of the Company’s business.

2.   Definitions.  As used herein, the following definitions shall apply:

(a)   “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)   “Affiliate” means any Parent or Subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.

(c)   “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(d)   “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock or Restricted Stock Units.

(e)   “Award Agreement” means the written agreement setting forth the terms and conditions applicable to each Award granted under the Plan.

(f)   “Board” means the Board of Directors of the Company.

(g)   “Change of Control” means the occurrence of any of the following events, in one or a series of related transactions:

(i)   any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)   a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)   the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iv)   a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors.  “Incumbent Directors” shall mean Directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(h)   “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i)   “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(j)   “Common Stock” means the Common Stock of the Company.

(k)   “Company” means ANTs software inc., a Delaware corporation, or any successor thereto.

(l)   “Consultant” means any person other than an Employee who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services, including a non-Employee director.

(m)   “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated.  For purposes of Awards of Incentive Stock Options, the term “Continuous Status as an Employee or Consultant” means that the employment relationship with the Company or any Affiliate is not interrupted or terminated.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate or (ii) transfers between locations of the Company and its Affiliates or between the Company and any Affiliate, or between Affiliates or (iii) transfer between Employee and Consultant Status.  If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed by statute or contract, on the 181st day after such leave commences any Award which is an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  In the event of a Participant’s change in status from Consultant to Employee or Employee to Consultant, a Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.  However, in such event, an Award that is an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

(n)   “Date of Grant” means, with respect to an Award, the date that the Award is granted and its exercise price is set (if applicable), consistent with Applicable Laws and applicable financial accounting rules.

(o)   “Director” means a member of the Board.

(p)   “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)   “Earnings Per Share” means, as to any Performance Period, the Company’s or a business unit’s fully diluted earnings per share as defined by generally accepted accounting principles.

(r)   “Employee” means any person employed by the Company or any Affiliate of the Company.

(s)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.  Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(t)   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, or on any bulletin board or similar computer trading system, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii)   In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(u)   “Fiscal Year” means a fiscal year of the Company.

(v)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)   “Net Income” means, as to any Performance Period, the net income of the Company for the Performance Period determined in accordance with generally accepted accounting principles.

(x)   “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y)   “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award.  The Notice of Grant is part of the Award Agreement.

(z)   “Operating Margins” means the ratio of Operating Income to Revenue.

(aa)   “Operating Income” means the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

(bb)   “Option” means a stock option granted pursuant to the Plan.

(cc)   “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(dd)   “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)   “Participant” means the holder of an outstanding Award granted under the Plan.

(ff)   “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award.  As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures:  (a) Revenue, (b) Earnings Per Share, (c) Net Income, (d) Operating Margins, and (e) Total Stockholder Return.  The Performance Goals may differ from Participant to Participant and from Award to Award.  Any criteria used may be measured, as applicable, (i) on Pro Forma numbers, (ii) in absolute terms, (iii) in relative terms (including, but not limited, the passage of time and/or against other companies or financial metrics), (iv) on a per share and/or share per capita basis, (v) against the performance of the Company as a whole or against particular segments or products of the Company and/or (vi) on a pre-tax or after-tax basis.  Prior to the Determination Date, the Administrator shall determine whether any element(s) (for example, but not by way of limitation, the effect of mergers or acquisitions) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants (whether or not such determinations result in any Performance Goal being measured on a basis other than generally accepted accounting principles).

(gg)   “Performance Period” means any Fiscal Year or such longer period as determined by the Administrator in its sole discretion.

(hh)   “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  As provided in Section 9, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator, in its discretion.

(ii)   “Plan” means this 2010 Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

(jj)   “Pro Forma” means calculation of a Performance Goal in a manner that excludes certain unusual or non-cash expenses or credits, such as restructuring expenses, extraordinary tax events, expenses or credits related to stock options, other equity compensation or the like, acquisition related expenses, extraordinary items, income or loss from discontinued operations, and/or gains or losses from early extinguishment of debt instead of conforming to generally accepted accounting principles.

(kk)   “Restricted Stock” means an Award granted to a Participant pursuant to Section 9.

(ll)   “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10.

(mm)   “Revenue” means the Company’s or a business unit’s net sales for the Performance Period, determined in accordance with generally accepted accounting principles.

(nn)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(oo)   “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(pp)   “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(qq)   “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(rr)   “Total Stockholder Return” means the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3.   Stock Subject to the Plan.

(a)   Shares.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 10,000,000.

(b)   Available Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.  If an Award expires or becomes unexercisable without having been exercised in full, or with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan.  Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in this Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

4.   Administration of the Plan.

(a)   Procedure.

(i)   Multiple Administrative Bodies. The Plan may be administered by different Administrators with respect to different groups of Employees or Consultants.

(ii)   Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)   Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)   Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)   Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)   to determine the Fair Market Value of the Common Stock, in accordance with Section 2(t) of the Plan;

(ii)   to select the Employees and Consultants to whom Awards may be granted hereunder;

(iii)   to determine whether and to what extent Awards are granted hereunder;

(iv)   to determine the number of Shares to be covered by each Award granted hereunder;

(v)   to approve forms of agreement for use under the Plan;

(vi)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  With respect to Options, such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)   to construe and interpret the terms of the Plan and Awards granted hereunder;

(viii)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)   to modify or amend each Award (not inconsistent with the terms of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)   to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (but no more).  The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)   to determine the terms and restrictions applicable to Awards; and

(xiii)   to make all other determinations deemed necessary or advisable for administering the Plan.

(c)   Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards and shall be given the maximum deference permitted by law.

5.   Eligibility.  Awards may be granted only to Employees and Consultants.

6.   No Employment Rights.  Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company, or continued Consultant status with the Company, or its Affiliates, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment or Consultant status at any time, with or without cause or notice.

7.   Term of Plan.  The Plan shall become effective on March 17, 2010 and continue in effect, expiring at the close of business, pacific daylight time, on March 17, 2020.

8.   Stock Options.

(a)   Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Administrator in its sole discretion.  The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option.  The Administrator may grant Incentive Stock Options, Nonstatutory Stock Options, or a combination thereof.

(b)   Term.  The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be no longer than ten (10) years from the Date of Grant.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option shall be no longer than five (5) years from the Date of Grant.  Subject to the five (5) and ten (10) year limits set forth in the preceding sentence, the Administrator may, after an Option is granted, extend the maximum term of the Option.  Unless otherwise determined by the Administrator, any extension of the term of an Option pursuant to this Section 8(b) shall comply with Code Section 409A.

(c)   Option Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the Date of Grant.  Notwithstanding the foregoing, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer.  If such substitute Options are granted, the Administrator, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Date of Grant.

(d)   Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.  In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

(e)   Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  Subject to Applicable Laws, such consideration may consist entirely of:

(i)   cash;

(ii)   check;

(iii)   other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)   delivery to the Company of (A) a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and (B) the sale proceeds required to pay the exercise price;

(v)   any combination of the foregoing methods of payment; or

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(f)   Exercise of Option; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives:  (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Participant.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(g)   Termination of Continuous Status as an Employee or Consultant.  If a Participant’s Continuous Status as an Employee or Consultant terminates, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following termination of the Participant’s Continuous Status as an Employee or Consultant.  If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h)   Disability.  If a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option for twelve (12) months following the Participant’s termination (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement).  If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i)   Death of Participant.  If a Participant dies while in Continuous Status as an Employee or Consultant, the Option may be exercised for twelve (12) months following Participant’s death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(j)   ISO $100,000 Rule.  Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Affiliate, which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 8(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(k)   Misconduct.  In the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Participant make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event  his or her option shall terminate and cease to be exercisable immediately upon the termination of Participant’s Continuous Status as an Employee or Consultant or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

9.   Restricted Stock.

(a)   Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees or Consultants as the Administrator, in its sole discretion, shall determine.  The Administrator, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

(b)   Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.  Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)   Transferability.  Except as provided in this Section 9, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)   Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 9(d).

(i)   General Restrictions.  The Administrator may set restrictions based upon continued employment or service with the Company and its affiliates, the achievement of specific performance objectives (Company-wide, departmental, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii)   Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code.  In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(iii)   Legend on Certificates.  The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(e)   Removal of Restrictions.  Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction.  The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed.  After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 9(d)(iii) removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.  The Administrator (in its discretion) may establish procedures regarding the release of Shares from escrow and the removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.

(f)   Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)   Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.  Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid, unless otherwise provided in the Award Agreement.

(h)   Return of Restricted Stock to the Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

10.   Restricted Stock Units.

(a)   Grant of Restricted Stock Units.  Restricted Stock Units may be granted to Employees or Consultants at any time and from time to time, as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant.

(b)   Value of Restricted Stock Units.  Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(c)   Restricted Stock Unit Agreement.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(d)   Performance Objectives and Other Terms.  The Administrator, in its sole discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Participants.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(i)   General Performance Objectives or Vesting Criteria.  The Administrator may set performance objectives or vesting criteria based upon the achievement of Company-wide, departmental, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion (for example, but not by way of limitation, Continuous Status as an Employee or Consultant).

(ii)   Section 162(m) Performance Objectives.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may determine that the performance objectives applicable to Restricted Stock Units shall be based on the achievement of Performance Goals.  The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code.  In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e)   Earning Restricted Stock Units.  After the applicable Performance Period has ended, the holder of Restricted Stock Units shall be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.  After the grant of a Restricted Stock Unit, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Restricted Stock Unit.

(f)   Form and Timing of Payment of Restricted Stock Units.  Payment of vested Restricted Stock Units shall be made as soon as practicable after vesting (subject to any deferral permitted under Section 18).  The Administrator, in its sole discretion, may pay Restricted Stock Units in the form of cash, in Shares or in a combination thereof.

(g)   Cancellation of Restricted Stock Units.  On the date set forth in the Award Agreement, all unvested Restricted Stock Units shall be forfeited to the Company and, except as otherwise determined by the Administrator, again shall be available for grant under the Plan.

11.   Leaves of Absence.  Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall continue during any leave of absence approved by the Administrator.

12.   Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient.  If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that such Award shall in no event be transferable for value.  Notwithstanding the foregoing, a Participant may, if the Administrator (in its discretion) so permits, transfer an Award to an individual or entity other than the Company.  Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

13.   Adjustments Upon Changes in Capitalization.

(a)   Adjustment.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding Award and the 162(m) Fiscal Year share issuance limits under Sections 8(a), 9(a) and 10(a) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)   Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its sole discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)   Change of Control.  In the event of a Change of Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, including but not limited to Restricted Stock and Restricted Stock Units, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option is not assumed or substituted in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, an Award shall be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or upon the payout of the Restricted Stock Unit Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.  Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.   Amendment and Termination of the Plan.

(a)   Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.  For this purpose, the following shall be considered material amendments requiring stockholder approval:  (i) increasing the number of Shares that may be issued under the Plan (other than in accordance with Section 13(a) hereof), (ii) modifying the persons eligible for participation under the Plan or (iii) as otherwise may be required by Applicable Laws.

(b)   Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.  Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c)   Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company.

15.   Conditions Upon Issuance of Shares.

(a)   Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)   Investment Representations.  As a condition to the exercise or receipt of Shares pursuant to an Award, the Company may require the person exercising or receiving Shares pursuant to an Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.   Liability of Company.

(a)   Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)   Grants Exceeding Allotted Shares.  If the Shares covered by an Award exceed, as of the Date of Grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

17.   Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.   Deferrals.  The Administrator, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award.  Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Administrator in its sole discretion.

19.   Participation.  No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

20.   No Rights as Stockholder.  Except to the limited extent provided in Section 9(f), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

21.   Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).  Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Administrator (in its discretion), the Participant’s Award may, in the Administrator’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

22.   Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.  The amount so withheld shall not exceed the amount determined by using the minimum federal, state, local or foreign jurisdiction statutory withholding rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

23.   Indemnification.  Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

24.   Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

25.   Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

26.   Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

27.   Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California (with the exception of its conflict of laws provisions).

28.   Captions.  Captions are provided herein for convenience of reference only and shall not serve as a basis for interpretation or construction of the Plan.

29.   No Rules of Construction.  No rules of construction are intended to apply to the interpretation of this Plan and for all purposes this Plan shall be deemed to be jointly authored by the Administrator and the Participants.